UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 7, 2015

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2015, Randal S. Milch, executive vice president and strategic policy advisor to Mr. Lowell C. McAdam, Verizon’s Chairman and Chief Executive Officer, announced his plans to retire, effective later in May 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At Verizon’s 2015 Annual Meeting of Shareholders, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 3,432,379,451 or 84.20% of the common shares outstanding on March 9, 2015, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes

Shellye L. Archambeau	2,669,578,553	64,850,484	19,349,986	678,600,428

Mark T. Bertolini	2,680,453,385	53,214,072	20,111,566	678,600,428

Richard L. Carrión	2,643,497,974	89,484,372	20,796,677	678,600,428

Melanie L. Healey	2,677,988,430	57,095,015	18,695,578	678,600,428

M. Frances Keeth	2,660,118,673	72,697,717	20,962,633	678,600,428

Lowell C. McAdam	2,599,407,433	120,984,640	33,386,950	678,600,428

Donald T. Nicolaisen	2,661,496,106	71,914,216	20,368,701	678,600,428

Clarence Otis, Jr.	2,669,038,467	64,450,948	20,289,608	678,600,428

Rodney E. Slater	2,669,096,639	64,177,234	20,505,150	678,600,428

Kathryn A. Tesija	2,671,054,754	63,339,049	19,385,220	678,600,428

Gregory D. Wasson	2,678,049,187	55,280,450	20,449,386	678,600,428

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2015 was ratified with 3,351,219,004 votes for, 60,088,535 votes against and 21,071,912 abstentions.

(c)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,536,582,455 votes for, 184,400,864 votes against, 32,795,704 abstentions and 678,600,428 broker non-votes.

(d)	The shareholder proposal regarding the Network Neutrality Report was defeated with 590,468,934 votes for, 1,958,342,660 votes against, 204,967,429 abstentions and 678,600,428 broker non-votes.

(e)	The shareholder proposal regarding the Political Spending Report was defeated with 830,910,678 votes for, 1,777,224,289 votes against, 145,644,056 abstentions and 678,600,428 broker non-votes.

(f)	The shareholder proposal regarding the Severance Approval Policy was defeated with 949,039,393 votes for, 1,775,474,718 votes against, 29,264,912 abstentions and 678,600,428 broker non-votes.

(g)	The shareholder proposal regarding the Stock Retention Policy was defeated with 652,831,182 votes for, 2,065,042,238 votes against, 35,905,603 abstentions and 678,600,428 broker non-votes.

(h)	The shareholder proposal regarding Shareholder Action by Written Consent was defeated with 1,187,465,558 votes for, 1,526,976,596 votes against, 39,336,869 abstentions and 678,600,428 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 13, 2015	/s/ William L. Horton, Jr.
William L. Horton, Jr. Senior Vice President, Deputy General Counsel and Corporate Secretary